CENTRAL SECURITIES CORPORATION











                                  -----------











                          SIXTY-SEVENTH ANNUAL REPORT

                                      1995

                               SIGNS OF THE TIMES

    "The government budget has changed dramatically since 1970. Interest on the national debt now exceeds total government spending in 1970."


    GOV'T PROGRAMS
    --------------                          FISCAL '95                 FISCAL '70
(Those that have a rising                    SPENDING       SHARE       SPENDING       SHARE
share in capital letters)                  IN BILLIONS       NOW      IN BILLIONS      THEN
                                           -----------      -----     -----------      -----

SOCIAL SECURITY........................       $336.1        21.3%        $30.3         14.8%
Defense................................        271.6        17.2%         81.7         40.0%
NET INTEREST ON THE DEBT...............        234.2        14.8%         14.4          7.1%
MEDICARE (minus premiums paid).........        157.3        10.0%          6.2          3.0%
MEDICAID...............................         88.4         5.6%          2.7          1.3%
FEDERAL PENSIONS.......................         64.8         4.1%          5.5          2.7%
Education and training.................         40.5         2.6%          6.4          3.1%
Transportation.........................         39.2         2.5%          7.0          3.4%
Veterans...............................         38.2         2.4%          8.7          4.3%
HOUSING SUBSIDIES......................         26.7         1.7%           .5           .2%
FOOD STAMPS............................         26.5         1.7%           .6           .3%
SUPPLEMENTAL SECURITY
  INCOME...............................         25.1         1.6%           --           --
Unemployment...........................         23.8         1.5%          3.4          1.5%
Environment and resources..............         21.9         1.4%          3.1          1.5%
Int'l, including foreign aid...........         18.7         1.2%          4.3          2.1%
LAW ENFORCEMENT........................         17.6         1.1%          1.0           .5%
Families and dependent children........         17.3         1.1%          4.0          2.0%
Science and space......................         17.0         1.1%          4.5          2.2%
LOW-INCOME TAX CREDIT..................         16.8         1.1%           --           --
General gov't operations...............         14.5          .9%          2.3          1.1%
Agriculture............................         14.4          .9%          5.2          2.5%
NUTRITION PROGRAMS.....................         12.4          .7%           .4           .2%
HEALTH RESEARCH AND
  PLANNING.............................         11.7          .7%           .7           .4%
Community & regional development.......          7.7          .5%          2.1          1.0%
DISASTER RELIEF........................          4.8          .3%           .3           .1%
Energy.................................          4.6          .3%          1.0           .5%
Other..................................         28.2         1.8%          7.8          3.8%
                                          --------------    -----    --------------    -----
                                          $1.58 trillion     100%    $204.2 billion     100%

(The Kiplinger Washington Letter, March 10, 1995.)

                                     [ 2 ]

                               SIGNS OF THE TIMES

    "About the only sound inside Intel's new factory here [in Rio Rancho, New Mexico] is a robotic whir, high overhead, made by the tiny white cars of a miniature monorail. They ferry a precious cargo of eight-inch silicon wafers. Each is covered with a grid of nearly 300 thumbnail-sized semiconductor chips, and each chip is microscopically packed with millions of electronic gateways, or transistors.

    "Indeed, this chip plant on a high desert mesa in New Mexico is probably the most productive factory in the world, in terms of the value of goods it makes. By industry estimates, it has the potential to generate revenue of more than $5 billion a year--more than all but the 200 or so largest companies in America." (Steve Lohr, The New York Times, December 3, 1995.)
                              -------------------

    "Environmental laws and rules, now seventeen volumes of fine print, often seem to miss the mark or prove counterproductive. Under one requirement, before industrial land with any toxic waste can be used, it must be cleaned up to almost perfect purity. It sounds great, but the effect is to drive industry out to virgin fields, where it encounters no such costs. Instead of cleaning up one dirty lot, the strict law creates a second dirty lot. Then, of course, jobs are moved away from cities, to places that workers can only reach by driving long distances, which causes yet more pollution. A final irony is that whoever cleaned the polluted land would often be required to incinerate it, literally burning tons of dirt, a process that itself generates significant pollution. Environmental laws have accomplished much, but not because the laws were generally sensible. Spending a trillion dollars in the last twenty years was bound to clean some things up, however inefficiently." (Philip K. Howard, The Death of Common Sense.)
                              -------------------

    "The export of greenbacks is a very profitable business for the U.S. No other export-- not even movies and music--can match the profit margins earned by the Fed's shipments of cash overseas. The Fed prints and hands over little pieces of noninterest-bearing green paper at almost no cost and gets back an interest-free loan from foreign holders of those pieces of paper. Then the Fed invests the proceeds in U.S. government securities and turns the profits over to the U.S. Treasury.

    "The profits are huge. Vice Chairman Blinder calculates the Fed's seigniorage profits at $11 billion to $15 billion per year--equal to federal receipts from estate and gift taxes. Moreover, it's a growing business: Foreign holdings of U.S. dollars are growing faster than the U.S. economy.

    "The dollars in circulation outside the U.S. amount to about $50 for every man, woman and child. So, thanks to central bank policies in developing nations, you have hungry Africans and poverty-stricken Latin American peasants granting Uncle Sam interest-free loans." (Steve H. Hanke, Forbes, December 4, 1995.)

                                     [ 3 ]

                         CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                                          Per Share of Common Stock
                                              --------------------------------------------------
                                                                                      Distribu-
                                                                                       tions(B)
                                                                                       declared
                                                                         Divi-        from long-
                              Convertible                               dends(B)         term            Net
                              Preference                                declared      investment      realized        Unrealized
                Total          Stock at        Net          Net         from net       gains or      investment      appreciation
                 net          liquidation     asset      investment    investment      capital          gains             of
Year            assets        preference      value      income(A)       income        surplus        (losses)       investments
             ------------     -----------     ------     ---------     ----------     ----------     -----------     ------------
1985         $111,397,854     $ 5,472,300     $15.38                                                                 $ 35,905,193

1986          116,731,670      10,230,075      13.26       $ .18          $.23          $ 3.47       $15,684,308       32,538,800

1987          110,629,270      10,145,300      11.36         .17           .22            1.55        18,037,871       15,056,016

1988          118,930,727      10,072,150      11.77         .16           .16             .92         2,292,807       25,718,033

1989          129,376,703      10,034,925      12.24         .17           .35             .65*          661,161       38,661,339

1990          111,152,013      10,027,050      10.00         .17           .20             .50*       (2,643,394)      25,940,819

1991          131,639,511      10,022,100      11.87         .14           .14             .56*        7,321,233       43,465,583

1992          165,599,864      10,019,000      14.33         .12           .20             .66         8,304,369       70,586,429

1993          218,868,360       9,960,900      17.90         .14           .18            1.42        16,407,909      111,304,454

1994          226,639,144       9,687,575      17.60         .23           .22            1.39        16,339,601      109,278,788

1995          292,547,559       9,488,350      21.74         .31           .33            1.60        20,112,563      162,016,798

------------
A -Excluding gains or losses realized on sale of investments.
B - Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.
 * Includes a non-taxable return of capital of $.56 in 1989, $.47 in 1990 and $.11 in 1991.

                              -------------------

    The Preference and Common Stocks are listed on the American Stock Exchange. On December 29, 1995, the market quotations were as follows:

    Convertible Preference Stock, $2.00 Series D...   58 bid, 66 asked
    Common Stock...................................    21 1/4 high, 20 3/4 low and
                                                                   20 7/8
                                                                 last sale

                                     [ 4 ]

To the Stockholders of
    CENTRAL SECURITIES CORPORATION:

    Financial statements for the year 1995, as reported upon by our independent auditors, and other pertinent information are submitted herewith.

    Comparative market values of net assets are as follows:

                                                      December 31,     December 31,
                                                          1995             1994
                                                          ----             ----
Net assets........................................    $292,547,559     $226,639,144
Convertible Preference Stock at liquidation
  preference......................................      (9,488,350)      (9,687,575)
                                                      ------------     ------------
Net assets applicable to Common Stock.............    $283,059,209     $216,951,569
                                                      ------------     ------------
                                                      ------------     ------------
Net asset coverage per share of Convertible
  Preference Stock................................    $     770.81     $     584.87
Net assets per share of Common Stock..............           21.74            17.60
Pro forma net assets per share, reflecting
  conversion of the Convertible Preference
    Stock.........................................           20.60            16.82
    Shares of Convertible Preference Stock
      outstanding.................................         379,534          387,503
    Shares of Common Stock outstanding............      13,018,389       12,324,766

    Comparative operating results are as follows:

                                                       Year 1995        Year 1994
                                                       ---------        ---------
Net investment income.............................    $  4,539,869     $  3,484,980
    Number of times Preferred dividend earned.....             5.9              4.4
    Per share of Common Stock.....................             .31*             .23*
Net realized gain on sale of investments..........      20,112,563       16,339,601
Increase (decrease) in net unrealized appreciation
  of investments..................................      52,738,010       (2,025,666)
Increase in net assets resulting from
  operations......................................      77,390,442       17,798,915

---------
* Per-share data are based on the average number of Common shares outstanding during the year and are after recognition of the dividend requirement on the Convertible Preference Stock.

    The Corporation made two distributions to holders of Common Stock in 1995, a cash dividend of $.15 per share paid on June 28 and an optional stock distribution of $1.78 per share or one share of Common Stock for each 11 shares held paid on December 27. The Corporation has been advised that of the $1.93 paid in 1995, $.33 represents ordinary income and $1.60 represents long-term capital gains. For Federal income tax purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions received by stockholders may vary. It is suggested that stockholders consult with their tax advisors on this matter.

                                     [ 5 ]

    In the optional distribution paid in December, the holders of 60% of the outstanding shares of Common Stock elected to receive stock, and 670,028 Common shares were issued. As a result of the 1995 distributions to Common stockholders, the conversion rate of the Series D Preference Stock was increased to 3.120 in accordance with the provisions of the Certificate of Incorporation. During the year, 7,969 shares of Convertible Preference Stock were converted into 23,595 shares of Common Stock.

    The Corporation did not repurchase any of its Common or Preference Stock during 1995. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.


Review
    The past year was a splendid one for both the stock and bond markets. The Dow Jones Industrial Average reached record levels, increasing by 33.5%. The broader market did less well. As measured by the Russell 2000, it increased by 26.2%. With respect to bond prices 1995 was the reverse of 1994 as long-term interest rates declined throughout the year, erasing 1994's increase. The average fixed income fund increased by 15.2%. After such a good year, many professional investors have adopted a cautious attitude.

    From an economic point of view, the expansion which began in 1991 has slowed. A consumer malaise adversely affected retailing causing a number of chains to experience financial difficulties. At year-end, there was an apparent excess of inventory and capacity in a number of industries, most notably pulp and paper. Most forecasters see only modest economic growth for 1996.

    Central's trading activity or portfolio turnover in 1995 was quite low. During the year we reduced holdings in American Management Systems, Analog Devices and Reynolds and Reynolds while adding to those in M.A. Hanna and Measurex. We established a new position in Cyprus Amax Minerals and eliminated Chemical Banking Corporation. Our Steuart Petroleum Note was repaid.

    At year-end, Central's liquid reserves (commercial paper and Treasury Bills) amounted to 14% of net assets compared with 9% last year. This increase resulted from investment portfolio decisions as opposed to market timing considerations. Our policy is to remain generally fully invested. We do not attempt to buy or sell in anticipation of general stock market moves. As we have said in the past, however, it is not always desirable to immediately redeploy funds from investment sales. As a result, liquid balances may be substantial for limited periods.

                                     [ 6 ]

Investments

    Shown below are Central's ten largest investments.

                                                            December 31, 1995
                                                            -----------------
                                                            Cost        Value
                                                            -----       -----
                                                               (millions)
          The Plymouth Rock Company
            (Insurance)                                    $ 2.2       $35.0
          M.A. Hanna Company
            (Specialty Chemicals)                           12.4        18.2
          The Reynolds and Reynolds Company
            (Computer Software and Business Forms)           1.1        17.5
          Intel Corp.
            (Microprocessors)                                1.2        17.0
          W.H. Brady Co.
            (Industrial Products and Chemicals)              2.8        16.2
          The Bank of New York Company, Inc.
            (Banking)                                        8.1        14.6
          Analog Devices, Inc.
            (Semiconductors)                                 2.3        14.5
          Household International, Inc.
            (Consumer Finance and Credit Cards)              4.8        11.8
          American Management Systems
            (Computer Software)                               .3         9.0
          Cyprus Amax Minerals Company
            (Natural Resources)                              8.0         7.8

These investments, totaling $162 million, comprised 55% of net assets at year-end. Eight were on the same list last year. It would have been nine but Signet Bank distributed its shares of Capital One Financial Corp., giving us two holdings in place of a larger one. If we look back five years, six were on the list: Plymouth Rock, Reynolds and Reynolds, Intel, Brady, Analog and American Management Systems.

Investment Approach
    Central's investment objective is growth of capital. In attempting to accomplish this objective we want to own a group of growing businesses with good economic fundamentals and shareholder-oriented managements. Just as important, we want to make each new investment at a low price in relation to our estimate of its value over a period of years ahead. This often involves skepticism about conventional wisdom. John Maynard Keynes, the famous economist, was also a superb investor. He said, "My central principle of investment is to go contrary to general opinion on the ground that, if everyone is agreed about its merits, the investment is inevitably too dear and therefore unattractive." We, also, use a long-term investment strategy as opposed to a trading one. The lower turnover implicit in this approach has the added advantage of allowing investments to grow without the annual payment of taxes. The taxes, of course, must be paid eventually. In the interim, however, investors receive what amounts to an interest-free loan from the government.

                                     [ 7 ]

    Your management continues to believe that the best long-term results can be achieved by investing a substantial portion of the Corporation's assets in a limited number of situations, with the balance held in a broad general market portfolio. We believe that the risk associated with this approach can be reduced through intimate knowledge of the companies in which the Corporation invests.
    Shareholders' inquiries are welcome.



                                             CENTRAL SECURITIES CORPORATION


                                                 WILMOT H. KIDD, President

375 Park Avenue
New York, N.Y. 10152
February 8, 1996

                                     [ 8 ]

                          PRINCIPAL PORTFOLIO CHANGES*

                         October 1 to December 31, 1995
                   (Common Stock unless specified otherwise)

                                                       Number of Shares
                                                      or Principal Amount
                                       -------------------------------------------------
                                                                             Held
                                       Purchased          Sold         December 31, 1995
                                       ---------       ----------      -----------------
Analog Devices, Inc.................                       15,000            410,000
Brady (W. H.) Co. ..................     400,000(a)                          600,000
Frontier Corporation................      36,767(b)         9,306             27,461
Hanna (M.A.) Company................      70,000                             650,000
Measurex Corporation................      90,000                             265,000
RKS Health Ventures Corporation.....                      630,000(c)          70,000
RKS Health Ventures Corporation
  Series A Conv. Pfd. ..............       8,049(d)                           15,950
Steuart Petroleum Company 9% Sub.
Note due 12/31/99...................                   $2,170,000(e)              --
Tidewater Inc.......................                       50,000            100,000

------------

   * Excluding stocks listed under "Miscellaneous" in the Statement of Investments.

 (a)  Stock split.

 (b)  Received from Grumman Hill Investments, L.P.

 (c)  Reverse stock split.

 (d)  Received on conversion of a $98,778 Promissory Note plus accrued interest.

 (e)  Redeemed.


                                     [ 9 ]

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

ASSETS:
    Investments:
        General portfolio securities at market
          value (cost $85,074,932) (Note 1)........   $209,416,010
        Securities of affiliated companies
          (cost $4,361,861)
            (Notes 1, 5 and 6).....................     42,037,581
        Short-term debt securities at cost
          plus accrued interest or
            amortized discount.....................     41,531,497     $292,985,088
                                                      ------------
    Cash and receivables:
        Cash.......................................         16,563
        Dividends receivable.......................        201,900          218,463
                                                      ------------
    Office equipment and leasehold improvements,
      net..........................................                          17,249
                                                                       ------------
            Total Assets...........................                     293,220,800
LIABILITIES:
    Payable for securities purchased...............        404,205
    Accrued expenses and reserves..................        269,036
                                                      ------------
            Total Liabilities......................                         673,241
                                                                       ------------
NET ASSETS.........................................                    $292,547,559
                                                                       ------------
                                                                       ------------
NET ASSETS are represented by:
    $2.00 Series D Convertible Preference Stock
      without par value at liquidation preference,
      $25.00 per share, authorized 750,000 shares;
        issued 379,534 (Note 2)....................                    $  9,488,350
    Common Stock at par value, $1.00 per share,
      authorized 20,000,000 shares; issued
        13,018,389 (Note 2)........................                      13,018,389
    Surplus:
        Paid-in....................................   $106,460,552
        Undistributed net investment income........         90,685
        Undistributed net gain on sales of
          investments..............................      1,472,785      108,024,022
                                                      ------------
    Net unrealized appreciation of investments.....                     162,016,798
                                                                       ------------
NET ASSETS.........................................                    $292,547,559
                                                                       ------------
                                                                       ------------
NET ASSET VALUE PER COMMON SHARE...................                       $21.74
                                                                       ------------
                                                                       ------------


                See accompanying notes to financial statements.

                                     [ 10 ]

                            STATEMENT OF OPERATIONS

                      For the year ended December 31, 1995

INVESTMENT INCOME
Income:
    Cash dividends....................................   $ 3,545,682
    Interest..........................................     2,547,573
    Miscellaneous income..............................       100,061    $ 6,193,316
                                                         -----------    -----------

Expenses:
    Investment research...............................       371,234
    Administration and operations.....................       435,244
    Employees' retirement plans.......................        83,469
    Custodian fees....................................        55,365
    Franchise and miscellaneous taxes.................        92,313
    Transfer agent's and registrar's fees and
      expenses........................................        58,123
    Rent and utilities................................       145,201
    Listing, software and sundry fees.................        60,540
    Legal, auditing and tax fees......................        85,094
    Stationery, supplies, printing and postage........        41,337
    Travel and telephone..............................        31,931
    Directors' fees...................................        48,000
    Insurance.........................................        77,407
    Publications and miscellaneous....................        68,189      1,653,447
                                                         -----------    -----------
Net investment income.................................                    4,539,869

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from security transactions..........    20,112,563
Net increase in unrealized appreciation of
  investments.........................................    52,738,010
                                                         -----------
    Net gain on investments...........................                   72,850,573
                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................                  $77,390,442
                                                                        -----------
                                                                        -----------

                See accompanying notes to financial statements.

                                     [ 11 ]

                      STATEMENTS OF CHANGES IN NET ASSETS

                     For the years ended December 31, 1995
                             and December 31, 1994

                                                           1995            1994
                                                           ----            ----
FROM OPERATIONS:
    Net investment income...........................   $  4,539,869    $  3,484,980
    Net realized gain on investments................     20,112,563      16,339,601
    Net increase (decrease) in unrealized
      appreciation of investments...................     52,738,010      (2,025,666)
                                                       ------------    ------------
        Increase in net assets resulting from
          operations................................     77,390,442      17,798,915
                                                       ------------    ------------
DIVIDENDS TO STOCKHOLDERS FROM:
    Net investment income:
        Preference Stock............................       (771,139)       (793,883)
        Common Stock................................     (3,668,730)     (2,591,097)
    Net realized gain from investment
      transactions..................................    (20,161,206)    (16,239,975)
                                                       ------------    ------------
        Decrease in net assets from distributions...    (24,601,075)    (19,624,955)
                                                       ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
    Distribution to stockholders reinvested in
      Common Stock..................................     13,119,148       9,597,024
    Other capital transactions......................           (100)           (200)
                                                       ------------    ------------
        Increase in net assets from capital share
          transactions..............................     13,119,048       9,596,824
                                                       ------------    ------------
            Total increase in net assets............     65,908,415       7,770,784
NET ASSETS:
    Beginning of year...............................    226,639,144     218,868,360
                                                       ------------    ------------
    End of year.....................................   $292,547,559    $226,639,144
                                                       ------------    ------------
                                                       ------------    ------------

                See accompanying notes to financial statements.

                                     [ 12 ]

                           STATEMENT OF INVESTMENTS

                               December 31, 1995

                           PORTFOLIO SECURITIES 85.9%
                   (COMMON STOCKS UNLESS SPECIFIED OTHERWISE)


 Prin. Amt.                                               Market
 or Shares                                                Value
------------                                           ------------
           BANKING AND FINANCE 14.1%
     300,000  The Bank of New York Company, Inc.....   $ 14,625,000
     325,000  Capital One Financial Corporation.....      7,759,375
     200,000  Household International, Inc..........     11,825,000
     300,000  Signet Banking Corporation............      7,125,000
                                                       ------------
                                                         41,334,375
                                                       ------------

           BUSINESS SERVICES 7.4%
      50,000  Kelly Services Inc. Class A...........      1,387,500
     450,000  The Reynolds and Reynolds Company
                Class A.............................     17,493,750
     150,000  UniFirst Corporation..................      2,700,000
                                                       ------------
                                                         21,581,250
                                                       ------------

           CHEMICALS 8.7%
     650,000  Hanna (M. A.) Company.................     18,200,000
     230,000  Martin Color-Fi, Inc.(a)..............        805,000
     100,000  Rohm and Haas Company.................      6,437,500
                                                       ------------
                                                         25,442,500
                                                       ------------

           COMMUNICATIONS 4.0%
      27,461  Frontier Corporation..................        823,830
     100,000  GTE Corporation.......................      4,387,500
     440,000  Nextel Communications, Inc. Class
                A(a)................................      6,490,000
                                                       ------------
                                                         11,701,330
                                                       ------------

           COMPUTER SOFTWARE & SERVICES 3.2%
     300,000  American Management Systems,
                Inc.(a).............................      9,000,000
     197,302  Peerless Systems Corporation Series B
                Conv. Pfd.(a)(b)....................        293,819
              Peerless Systems Corporation Warrants
                to Purchase Common Stock(a)(b)......         12,000
                                                       ------------
                                                          9,305,819
                                                       ------------


                                     [ 13 ]

 Prin. Amt.                                               Market
 or Shares                                                Value
------------                                           ------------
           ELECTRONICS 10.8%
     410,000  Analog Devices, Inc.(a)...............   $ 14,503,750
     300,000  Intel Corporation.....................     17,025,000
                                                       ------------
                                                         31,528,750
                                                       ------------
           ENERGY 5.3%
      40,000  Cliffs Drilling Company Conv.
                Exchg. Pfd..........................      1,100,000
     185,000  Murphy Oil Corporation................      7,677,500
     370,000  Santa Fe Energy Resources, Inc.(a)....      3,561,250
              Steuart Petroleum Company Warrant to
                Purchase Common Stock(a)(b).........              0
     100,000  Tidewater Inc.........................      3,150,000
                                                       ------------
                                                         15,488,750
                                                       ------------
           HEALTH CARE 0.3%
      70,000  RKS Health Ventures
                Corporation(a)(b)(c)................        700,000
      15,950  RKS Health Ventures Corporation
                Series A Conv. Pfd.(a)(b)(c)........        199,375
                                                       ------------
                                                            899,375
                                                       ------------
           INDUSTRIAL EQUIPMENT 8.1%
     600,000  Brady (W.H.) Co. .....................     16,200,000
     265,000  Measurex Corporation..................      7,486,250
                                                       ------------
                                                         23,686,250
                                                       ------------
           INSURANCE 17.2%
     101,600  Hilb, Rogal and Hamilton Company......      1,358,900
     100,000  Mutual Risk Management Ltd............      4,575,000
      70,000  The Plymouth Rock Company, Inc.
                Class A(b)(c).......................     35,000,000
     100,000  Provident Companies, Inc.(d)..........      3,387,500
     112,600  Vesta Insurance Group, Inc............      6,136,700
                                                       ------------
                                                         50,458,100
                                                       ------------
           LIMITED PARTNERSHIP 0.3%
              Grumman Hill Investments,
                L.P.(a)(b)..........................        885,137
                                                       ------------
           METALS AND MINING 2.7%
     300,000  Cyprus Amax Minerals Company..........      7,837,500
                                                       ------------


                                     [ 14 ]

 Prin. Amt.                                               Market
 or Shares                                                Value
------------                                           ------------

           PUBLISHING 1.0%
     100,000  Media General, Inc. ..................   $  3,037,500
       5,000  Southeast Publishing Ventures, Inc.
                Series A Pfd.(a)(b)(c)..............              0
                                                       ------------
                                                          3,037,500
                                                       ------------

           TRANSPORTATION 2.1%
     533,757  Transport Corporation of America, Inc.
                Class B(a)(c).......................      6,138,206
                                                       ------------

           MISCELLANEOUS 0.7%
              Other investments.....................      2,128,749
                                                       ------------
                      Total Portfolio Securities....    251,453,591
                                                       ------------

                 SHORT-TERM DEBT INVESTMENTS 14.2%
$ 12,579,000  Chevron Corporation 5.58%-5.67% due
                1/2/96-1/22/96......................     12,618,044
  13,239,000  Ford Motor Corporation 5.63% due
                1/16/96.............................     13,259,711
   5,676,000  General Electric Capital Corp. 5.56%
                due 1/29/96.........................      5,678,628
  10,000,000  U.S. Treasury Bill 5.43% due 1/18/96        9,975,114
                                                       ------------
                      Total Short-Term
                        Investments.................     41,531,497
                                                       ------------
                      Total Investments.............    292,985,088
                                                       ------------
                      Cash, receivables and other
                      assets, less liabilities--0.1%.      (437,529)
                                                       ------------
                      Net Assets--100%..............   $292,547,559
                                                       ------------
                                                       ------------

------------
(a) Non-dividend paying.

(b) Valued at estimated fair value.

(c) Affiliate as defined in the Investment Company Act of 1940.

(d) Formerly known as Provident Life & Accident Insurance Company of America.


                See accompanying notes to financial statements.

                                     [ 15 ]

                         NOTES TO FINANCIAL STATEMENTS

    1. Significant Accounting Policies--The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    Security Valuation--Securities are valued at the last sale price on December
      29, 1995 or, if unavailable, at the closing bid price. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors. U.S. Treasury Bills are valued at their amortized cost.

    Federal Income Taxes--It is the Corporation's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

    Other--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

    2. Preference Stock and Common Stock--The Convertible Preference Stock is redeemable at the Corporation's option at $27.50 per share. Dividends are cumulative. Each share is convertible into 3.120 shares of Common Stock and 1,184,146 authorized but unissued Common shares have been reserved for issuance upon conversion. The Corporation issued 23,595 shares of Common Stock upon conversion of shares of Preference Stock in 1995.

    In the optional distribution paid on December 27, 1995, 670,028 Common shares were issued.

    The Corporation did not repurchase any of its Common or Preference Stock in 1995. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

    3. Investment Transactions--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 1995, excluding short-term investments, were $18,983,370 and $45,093,667, respectively.

    As of December 31, 1995, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $163,601,893 and $1,585,095, respectively.

                                     [ 16 ]

    4. Operating Expenses--The aggregate remuneration paid during the year ended December 31, 1995 to officers and directors amounted to $734,090, of which $48,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 1995 was $76,493.

    5. Affiliates--The Plymouth Rock Company, Inc., RKS Health Ventures Corporation, Southeast Publishing Ventures, Inc. and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received a dividend of $410,200 from The Plymouth Rock Company, Inc. during the year ended December 31, 1995. Unrealized appreciation related to affiliates increased by $5,835,187 for the year 1995.

    6. Restricted Securities--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 1995 such investments had an aggregate value of $37,090,331, which was equal to 12.7% of the Corporation's net assets. Investments in restricted securities at December 31, 1995, including acquisition dates and cost, were: Grumman Hill Investments, L.P., 9/11/85, $530,233; Peerless Systems Corporation, 12/21/92, $305,819; The
Plymouth Rock Company, Inc., 12/15/82, $1,500,000, 6/1/84, $699,986; RKS Health
Ventures Corporation, 12/15/94, $700,000, 7/13/95, $199,375; Southeast
Publishing Ventures, Inc., 4/5/89, $5,200; and Steuart Petroleum Company, 6/8/93, $52,500. In general, the Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $3,447,644 for the year 1995.

                              -------------------

                   UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                    Net Realized and
                                                                       Unrealized
                                     Net Investment Income*       Gains on Investments
                                    ------------------------    -------------------------
                      Investment                  Per Common                   Per Common
                       Income*        Amount        Share         Amount         Share
                      ----------    ----------    ----------    -----------    ----------
3 Mos. Ended
  3/31/95..........   $1,469,079    $1,120,205       $.09       $17,109,375      $ 1.39
  6/30/95..........    1,153,741       851,443        .07        30,192,314        2.45
  9/30/95..........    1,316,583     1,043,202        .09        21,300,209        1.73
  12/31/95.........    1,482,775       753,881        .06         4,248,675         .34

------------
* Net of dividends paid on the Convertible Preference Stock.

                                     [ 17 ]

                              FINANCIAL HIGHLIGHTS

                                          1995      1994      1993      1992      1991
                                         -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $ 17.60   $ 17.90   $ 14.33   $ 11.87   $ 10.00
Net investment income..................      .37       .30       .21       .20       .22
Net realized and unrealized gain on
  securities...........................     5.76      1.08      5.03      3.20      2.42
                                         -------   -------   -------   -------   -------
      Total from investment operations.     6.13      1.38      5.24      3.40      2.64
Less:
Dividends from net investment income*
    To Preference Stockholders.........      .06       .07       .07       .08       .08
    To Common Stockholders.............      .33       .22       .18       .20       .14
Distributions from capital gains*
    To Common Stockholders.............     1.60      1.39      1.42       .66       .44
Returns of capital*
    To Common Stockholders.............       --        --        --        --       .11
                                         -------   -------   -------   -------   -------
      Total distributions..............     1.99      1.68      1.67       .94       .77
                                         -------   -------   -------   -------   -------
Net asset value, end of period.........  $ 21.74   $ 17.60   $ 17.90   $ 14.33   $ 11.87
                                         -------   -------   -------   -------   -------
                                         -------   -------   -------   -------   -------
Per share market value, end of
  period...............................    20.88     15.75     15.50     11.63      9.25
TOTAL INVESTMENT RETURN (%)............    45.65     12.30     47.68     36.71     29.00

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(000).........  292,548   226,639   218,868   165,600   131,640
Ratio of expenses to average net
  assets(%)............................      .62       .65       .77       .88       .96
Ratio of net investment income to
  average net assets(%)................     1.69      1.51      1.17      1.42      1.78
Portfolio turnover rate(%).............     8.27     11.73     15.14     18.56     16.69

------------
* Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                                     [ 18 ]

                          INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
    CENTRAL SECURITIES CORPORATION

    We have audited the accompanying statement of assets and liabilities and the statement of investments of Central Securities Corporation as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

    Also, in our opinion, the information set forth for each of the years in the two-year period ended December 31, 1995 in the table appearing on page 5 is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                        KPMG PEAT MARWICK LLP

New York, N. Y.
January 26, 1996

                                     [ 19 ]


                               BOARD OF DIRECTORS

DONALD G. CALDER                                            DUDLEY D. JOHNSON
   Partner                                                     President
   G. L. Ohrstrom & Co.                                        Young & Franklin Inc.
   New York, N. Y.                                             Liverpool, N. Y.

JAY R. INGLIS                                               WILMOT H. KIDD
   Executive Vice                                              President
   President
   Holt Corporation
   New York, N. Y.


                              C. CARTER WALKER, JR.
                                Private Investor

                              GARDINER S. ROBINSON
                                Director Emeritus



                                    OFFICERS

               WILMOT H. KIDD, President
               CHARLES N. EDGERTON, Vice President and Treasurer
               KAREN E. RILEY, Secretary

                                     OFFICE

                     375 Park Avenue, New York, N. Y. 10152

               CUSTODIAN
                  The Chase Manhattan Bank, N.A.
                  770 Broadway, New York, N. Y. 10003

               TRANSFER AGENT AND REGISTRAR
                  First Chicago Trust Company of New York
                  P.O. Box 2500, Jersey City, N. J. 07303-2500

               INDEPENDENT AUDITORS
                  KPMG Peat Marwick LLP
                  345 Park Avenue, New York, N. Y. 10154


                                        [ 20 ]